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                                                                    Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File No. 333-32957.


                                      /s/ Arthur Andersen LLP
                                      ARTHUR ANDERSEN LLP

Boston, Massachusetts
April 2, 1999